Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes
17.
Income Taxes

The components of earnings (loss) from continuing operations before income taxes consisted of the following (in millions):

	For the Years Ended December 31,
	2023	2022	2021
United States operations	$57.0	$(242.4)	$(118.8)
Foreign operations	1,010.3	645.9	617.8
Total	$1,067.3	$403.5	$499.0

The provision for income taxes and the income taxes paid consisted of the following (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Current:
Federal	$0.5	$175.3	$44.3
State	19.5	16.1	7.2
Foreign	118.5	(14.7)	104.1
	138.5	176.7	155.6
Deferred:
Federal	(125.2)	(74.8)	(83.5)
State	(16.7)	1.6	(19.4)
Foreign	45.6	8.8	0.8
	(96.3)	(64.4)	(102.1)
Provision for income taxes	$42.2	$112.3	$53.5
Net income taxes paid	$215.2	$326.6	$258.4

A reconciliation of the U.S. statutory income tax rate to our effective tax rate is as follows:

	For the Years Ended December 31,
	2023	2022	2021
U.S. statutory income tax rate	21.0%	21.0%	21.0%
State taxes, net of federal deduction	0.2	3.2	(2.8)
Tax impact of foreign operations, including U.S. taxes on international income and foreign tax credits	(0.3)	(1.8)	(10.3)
Change in valuation allowance	(0.2)	1.1	(0.5)
Non-deductible expenses	0.7	5.8	1.3
Goodwill impairment	-	15.3	-
Tax rate change	-	0.3	0.1
Tax impact of certain significant transactions	-	0.9	1.1
Tax benefit relating to foreign derived intangible income and U.S. manufacturer’s deduction	(0.8)	(2.9)	0.4
R&D tax credit	(0.6)	(2.0)	(2.2)
Share-based compensation	0.1	1.8	(0.2)
Net uncertain tax positions, including interest and penalties	(16.0)	(14.6)	2.9
Other	(0.1)	(0.2)	(0.1)
Effective income tax rate	4.0%	27.9%	10.7%

Our operations in Puerto Rico benefit from a tax incentive grant which expires in fiscal year 2026.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Valuation allowances are recorded to reduce deferred income tax assets when it is more likely than not that an income tax benefit will not be realized. We reclassified certain prior period amounts to conform to the current period presentation.

The components of deferred taxes consisted of the following (in millions):

	As of December 31,
	2023	2022
Deferred tax assets:
Inventory	$204.0	$187.9
Net operating loss carryover	484.3	476.2
Tax credit carryover	81.8	72.9
Capital loss carryover	8.1	7.8
Product liability and litigation	27.9	36.7
Accrued liabilities	92.4	99.1
Share-based compensation	44.4	36.6
Accounts receivable	23.0	25.8
Research and development	103.9	47.9
Lease liability	52.6	51.6
Other	25.2	51.1
Total deferred tax assets	1,147.6	1,093.6
Less: Valuation allowances	(464.6)	(463.2)
Total deferred tax assets after valuation allowances	$683.0	$630.4
Deferred tax liabilities:
Fixed assets	$122.2	$111.6
Intangible assets	466.5	466.8
Foreign currency items	-	23.0
Lease asset	48.8	47.2
Other	41.2	49.2
Total deferred tax liabilities	678.7	697.8
Total net deferred income taxes	$4.3	$(67.4)

At December 31, 2023, net operating loss, tax credit carryovers, and capital loss carryovers are available to reduce future federal, state and foreign taxable earnings (in millions):

Expiration Period:	Net operating loss carryover	Tax credit carryover	Capital loss carryover
1-5 years	$50.6	$20.3	$0.1
6-10 years	11.0	59.0	-
11+ years	281.9	1.3	-
Indefinite	140.8	1.2	8.0
	484.3	81.8	8.1
Valuation allowances	$411.5	$39.5	$8.1

The remaining valuation allowances booked against deferred tax assets of $5.5 million relate primarily to accrued liabilities and intangible assets that management believes, more likely than not, will not be realized.

We generally intend to limit distributions such that they would not result in significant U.S. tax costs. These distributions could come from foreign subsidiaries earnings that were previously taxed in the U.S. as a result of the transition tax or tax on Global Intangible Low-Taxed Income (“GILTI”). These previously taxed earnings would not be subject to further U.S. federal tax. We have not provided deferred taxes on any other outside basis differences in our investments in other foreign subsidiaries as these other outside basis differences are indefinitely reinvested in the operations of our foreign entities. If we decide later to repatriate these earnings to the U.S., we would be required to provide for the net tax effects on these amounts. We estimate that the total tax effect of a potential repatriation would not be significant under enacted tax laws and regulations and at current foreign currency exchange rates.

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Balance at January 1	$521.0	$558.6	$619.4
Increases related to prior periods	68.7	25.0	11.5
Decreases related to prior periods	(206.2)	(78.2)	(12.7)
Increases related to current period	8.7	19.0	7.3
Decreases related to settlements with taxing authorities	-	(2.0)	(65.1)
Decreases related to lapse of statute of limitations	(0.3)	(1.4)	(1.8)
Balance at December 31	$391.9	$521.0	$558.6
Amounts impacting effective tax rate, if recognized balance at December 31	$251.6	$360.1	$426.4

We recognize accrued interest and penalties related to unrecognized tax benefits as income tax expense. During 2023, we released interest and penalties of $45.3 million, and as of December 31, 2023, had a recognized liability for interest and penalties of $89.1 million, which does not include any increase related to business combinations. The $206.2 million decrease related to prior periods and the $45.3 million release of interest and penalties primarily resulted from unrecognized tax benefits determined to be effectively settled during 2023.

During 2022, we accrued interest and penalties of $18.1 million, and as of December 31, 2022 had a recognized liability for interest and penalties of $134.5 million, which does not include any increase related to business combinations. During 2021, we accrued interest and penalties of $8.9 million, and as of December 31, 2021, had a recognized liability for interest and penalties of $116.2 million, which does not include any increase related to business combinations.

We operate on a global basis and are subject to numerous and complex tax laws and regulations. Additionally, tax laws have and continue to undergo rapid changes in both application and interpretation by various countries, including initiatives led by the Organisation for Economic Cooperation and Development. Our income tax filings are subject to examinations by taxing authorities throughout the world. Income tax audits may require an extended period of time to reach resolution and may result in significant income tax adjustments when interpretation of tax laws or allocation of company profits is disputed. Although ultimate timing is uncertain, the net amount of tax liability for unrecognized tax benefits may change within the next twelve months due to changes in audit status, expiration of statutes of limitations, settlements of tax assessments and other events. Management’s best estimate of such change is within the range of a $270 million decrease to a $20 million increase.

We are under continuous audit by the Internal Revenue Service (“IRS”) and other foreign taxing authorities in the jurisdictions where we operate. In addition, some jurisdictions in which we operate require payment of disputed taxes to petition a court or taxing authority, or we may elect to make such payments prior to final resolution. We record any prepayments as income tax receivables when we believe our position is more likely than not to be upheld. We assess our position on these disputes at each reporting period. During the course of these audits, we receive proposed adjustments from taxing authorities that may be material. Therefore, there is a possibility that an adverse outcome in these audits could have a material effect on our results of operations and financial condition. Our U.S. federal income tax returns have been audited through 2019.

The IRS has proposed adjustments for tax years 2010-2012, primarily related to the reallocation of profits between certain U.S. and foreign subsidiaries, which remain unsettled. We have disputed these adjustments and intend to continue to vigorously defend our positions as we pursue resolution through the administrative process with the IRS Independent Office of Appeals.

The IRS has proposed adjustments for tax years 2013-2015, primarily related to transfer pricing involving our cost sharing agreement between the U.S. and Switzerland affiliated companies and the reallocation of profits between certain U.S. and foreign subsidiaries. This includes a proposed increase to our U.S. federal taxable income related to our cost sharing agreement, which would result in additional tax expense related to 2013 of approximately $370 million, subject to interest and penalties. We strongly believe that the position of the IRS, with regard to this matter, is inconsistent with the applicable U.S. Treasury regulations governing our cost sharing agreement. We intend to continue to vigorously contest the adjustments, and we will pursue all available administrative and, if necessary, judicial remedies. If we pursue judicial remedies in the U.S. Tax Court for years 2013-2015, a number of years will likely elapse before such matters are finally resolved. No payment of any amount related to this matter is required to be made, if at all, until all applicable proceedings have been completed.

The IRS has proposed adjustments for tax years 2016-2019, primarily related to the U.S. taxation of foreign earnings and profits, which could result in additional material tax expense if we are unsuccessful in defending our position. We disagree with the proposed adjustments and intend to continue to vigorously contest the adjustments. We do not expect a final resolution of these issues in the next 12 months. No payment of any amount related to this matter is required to be made, if at all, until all applicable proceedings have been completed.

State income tax returns are generally subject to examination for a period of 3 to 5 years after filing of the respective return. The state impact of any federal changes generally remains subject to examination by various states for a period of up to one year after formal notification to the states. We have various state income tax return positions in the process of audit, appeals, or litigation.

In other major foreign jurisdictions, open years are generally 2016 or later.